                                                                   Exhibit 23.1



                             ARTHUR ANDERSEN LLP




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the Consolidated Financial Statements of Waxman USA Inc. and Subsidiaries for the year ended June 30, 1997, included in this Form 10-K, into the Company's previously filed Form S-4 Registration Statement No. 333-3689.


                                                /s/ Arthur Andersen LLP


Cleveland, Ohio
September 26, 1997